united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23392

Arca U.S. Treasury Fund

(Exact name of registrant as specified in charter)

4551 Glencoe Avenue, Suite 350, Marina Del Rey, California 90292

(Address of principal executive offices) (Zip code)

Philip Liu, Esq.

4551 Glencoe Avenue, Suite 350, Marina Del Rey, California 90292

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/21

ITEM 1. REPORTS TO SHAREHOLDERS.

Arca U.S. Treasury Fund

Annual Report

December 31, 2021

January 2022

This report covers operations of the Arca U.S. Treasury Fund (the “Fund”) for the fiscal year ended December 31, 2021. The Fund concluded the year with net assets of $116,143 across 16 different wallet addresses, down 6% from $123,262 in December 2020.

Arca U.S. Treasury Fund

The Fund’s investment objective is to seek maximum total return consistent with the preservation of capital. Over the course of the reporting period, the Fund purchased and maintained a portfolio of U.S. Treasury securities in accordance with its investment strategy.

In an effort to offer shareholders greater ability to attain liquidity, the Fund’s Board of Trustees and a majority of the Fund’s shareholders approved a proposal at its November 2020 board meeting to adopt a new fundamental policy to make offers to repurchase a portion of the Fund’s common shares on a monthly basis. The monthly repurchase policy went into effect January 26, 2021.

Effective March 2, 2021, the Fund amended its Prospectus and SAI to reflect the change of the Distributor for the Fund to UMB Distribution Services.

In March 2021, Arca announced an agreement with Signature Bank to enable the purchase of shares of the Fund via its Signet digital payment platform. The integration with Signature Bank provides investors with a number of different benefits, including straight through processing (STP) from a Signet wallet to the Arca US Treasury Fund, shortened processing times for subscriptions, and facilitation of delivery of redemption proceeds from the Fund directly to a Signet wallet. This integration leverages the Signet platform’s goals of reducing costs and transaction time and represents a significant milestone in Arca Labs’ commitment to pioneering the digital securities space.

Lastly, the Fund filed an amendment to the Prospectus in September 2021 to reflect the change of the Fund Transfer Agent to Securitize LLC and to include an overview of the transition process and instructions for completing the setup for the move to Securitize LLC.

Bond Market Overview

Fixed income investors aren’t accustomed to negative total returns (as measured by the Bloomberg U.S. Aggregate Bond Index) but rising interest rates were a headwind to bond prices throughout 2021, which more than offset any coupon income. The Bloomberg U.S. Aggregate Bond Index fell -1.5% for the year, which was only the fourth time since the Index’s 1976 inception that returns were negative, and the first time since 2013.

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While the overall trajectory of interest rates was higher, increased volatility added to the challenging investing environment. The 10-year U.S. Treasury note began the year at 0.91%, rose to 1.74% at the end of the 1st quarter, fell back to 1.18% in August, and ultimately finished the year at 1.51%. Similarly, the shape of the yield curve changed multiple times throughout 2021. The yield curve, as depicted by the difference between the yield of the 2-year Treasury note and the 10-year Treasury note, began the year at a spread of 78 basis points, but quickly steepened to a high of 158 bps at the end of the 1st quarter as inflation expectations rose while investors still trusted that the Federal Reserve Bank (the “Fed”) would remain cautious about tightening policy. However, as the year progressed, market participants and the Fed saw more hawkish policy taking centerstage, as the curve flattened to 120 basis points at the end of the 3rd quarter and flattened further to 75 basis points to end the year. The massive flattening in the 4th quarter resulted from an increased threat of inflation, which prompted investors to price in faster Fed rate hikes into early/mid-2022 from the earlier expectations of late 2022.

Shape of the Yield Curve: 12/31/2020 vs 12/31/2021

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Volatility of the 10-year US Treasury Yield

Moving forward, we expect interest rates to move modestly higher in 2022 based on near-term inflation expectations above historical trends, and we anticipate that the curve will flatten further over the 12 months immediately following the first rate hike, as has historically been the case during tightening cycles. However, an aging global demographic that needs income, higher global debt levels, and an ongoing bull market in equities and other risk assets may keep interest rates from going much higher over the next year.

Inside the Portfolio

The Fund has a mandate of principal protection over growth of principal. In this rate environment, we are erring on the side of caution and waiting until opportunities for higher yields present themselves. The Fund’s returns have remained unchanged since inception in 2020, compared to +.04% for the Bloomberg Barclays Short Treasury Total Return Value Index Unhedged in 2021. We continue seeking to minimize duration risk by rolling 3- and 6-month U.S. Treasury bills, rather than extending further out the curve to pick up meaningless incremental yield, in our view, relative to the increased risk of price declines.

Factors that Materially Affected the Fund’s Performance

Low and rising interest rates are the major contributors to the performance of the Fund. Interest rates are at historical lows, and the market is now pricing in 3-4 rate hikes by the Fed over the course of 2022, with the first coming no later than March. The Adviser, consequently, believes there will be immediate increases in the current yield of short duration Treasuries.

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Looking Ahead

In accordance with the Fund’s mandate, and in constructing the portfolio for the Fund, the Adviser aims to capture as much yield as possible for the benefit of subscribers.

Jerald David,

President, Arca Capital Management

An investor should carefully consider the investment objectives, risks, charges, and expenses of the Arca U.S. Treasury Fund before investing. This and other information is available in the Fund’s prospectus, which should be reviewed carefully prior to investing. To obtain a prospectus, please call 1-800-445-3148.

Past performance is no guarantee of future results.

The statements contained herein reflect the opinions and views of the Adviser as of the date written, are subject to change without notice, may be forward-looking and/or based on current expectations, projections, and/or information currently available. Such information may not be accurate over the long-term. The information is not intended to be, nor shall it be construed as, investment advice or a recommendation of any kind.

The Fund’s Annual Operating Expense Ratio, as reflected in the current prospectus is 3.22%, however Management has agreed to an expense cap of .75% through an expense limitation agreement for the first year after effectiveness of the Fund’s registration statement. For more details relating to the fund’s expenses, please review the prospectus. No assurance can be given that the Fund will achieve its investment objective.

An investment in the Fund involves risk including loss of principal. An investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity in the shares and the uncertainty of emerging technologies and should be viewed as a long-term investment. Other risks specifically associated with the Arca U.S. Treasury Fund are detailed in the prospectus and include limited history of operations risk, conflict of interest risk, interval fund risk, no minimum amount of proceeds risk, fund closure risk, liquidity risk, tax related risks, credit and non-payment risk, interest rate risk, portfolio management risk, market risk, call risk, valuation risk and issuer risk.

The Arca U.S. Treasury Fund is one of the first registered funds to offer digital securities and there are additional risks associated with this feature of the fund, including regulatory risk, liquidity risk, emerging technology risk, operational and technology risk, and risks specifically associated with the Ethereum blockchain. For details regarding all of the risks described above, please review the prospectus.

Arca Capital Management, LLC “Arca” serves as adviser to the Arca US Treasury Fund, distributed by UMB Distribution Services, Member FINRA/SIPC. Arca and UMB are not affiliated.

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Arca U.S. Treasury Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2021

The Fund’s performance figures* for the periods ended December 31, 2021, compared to its benchmark:

		Annualized
	One Year	Since Inception (a)
Arca U.S. Treasury Fund	0.00%	0.00%
Bloomberg Barclays Short Treasury Total Return Value Index Unhedged **	0.04%	0.07%

(a)	Inception date is July 6, 2020.

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total Returns for periods of less than one year are not annualized. Had the Adviser not waived fees and reimbursed expenses, the Fund’s total return would have been lower. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total annual fund operating expense ratio, after application of the expense limitation agreement, is 0.75% per the Fund’s Prospectus dated April 30, 2021. Had the Adviser not waived fees and reimbursed expenses, the total expense ratio would have been higher. For performance information current to the most recent month-end, please call 1-877-445-3148.

**	Bloomberg Barclays Short Treasury Total Return Value Index Unhedged is a measure of the performance of the U.S. Treasury bills, notes, and bonds under one year to maturity. Investors cannot invest directly into an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

Comparison of Change in Value of a $10,000 Investment

Since Inception July 6, 2020 through December 31, 2021

Holdings by type of investment	% of Net Assets
Short Term Investments:
U.S. Treasury Security	99.9%
Money Market Fund	90.0%
Other Assets Less Liabilities - Net	(89.9)%
100.0%

Please refer to the Portfolio of Investments that follows in this annual report for a detail of the Fund’s holdings.

Arca U.S. Treasury Fund
PORTFOLIO OF INVESTMENTS
December 31, 2021

Principal Amount		Yield Rate (%)	Maturity	Fair Value
	SHORT-TERM INVESTMENTS - 189.9%
	U.S. TREASURY SECURITY - 99.9%
$116,000	U.S. Treasury Bill	0.05	3/31/2022	$115,986
	TOTAL U.S. TREASURY SECURITY (Cost - $115,986)

Shares
	MONEY MARKET FUND - 90.0%
104,603	Fidelity Treasury Portfolio - Institutional Shares, 0.01% + (Cost - $104,603)			104,603

	TOTAL INVESTMENTS - 189.9% (Cost - $220,589)			$220,589
	LIABILITIES IN EXCESS OF OTHER ASSETS - NET - (89.9)%			(104,446)
	NET ASSETS - 100.0%			$116,143

+	Money market fund; interest rate reflects seven-day effective yield on December 31, 2021.

See accompanying notes to financial statements.

Arca U.S. Treasury Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2021

ASSETS
Investment securities:
At cost	$220,589
At fair value	$220,589
Receivable due from Adviser	100
Interest receivable	1
TOTAL ASSETS	220,690

LIABILITIES
Accrued legal fees	40,825
Accrued audit and tax fees	32,500
Accrued transfer agency fees	13,742
Accrued administration fees	12,283
Accrued expenses and other liabilities	5,197
TOTAL LIABILITIES	104,547
NET ASSETS	$116,143

Net Assets Consist Of:
Paid in capital ($0 par value, 100,000,000 shares authorized)	$116,144
Accumulated deficit	(1)
NET ASSETS	$116,143

Net Asset Value Per Share:
Net Assets	$116,143

Shares of beneficial interest outstanding ($0 par value, 100,000,000 shares authorized)	116,630

Net asset value (Net Assets ÷ Shares Outstanding)	$1.00

See accompanying notes to financial statements.

Arca U.S. Treasury Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021

INVESTMENT INCOME
Interest	$70

EXPENSES
Investment advisory fees	61
Blockchain administration fee	243
Legal fees	438,048
Transfer agent fees	173,937
Administrative services fees	75,638
Compliance officer fees	60,778
Audit and tax fees	32,500
Custodian fees	22,493
Registration fees	23,181
Trustees fees and expenses	18,996
Printing and postage expenses	6,854
Insurance fees	9,477
Other expenses	8,068
TOTAL EXPENSES	870,274

Less: Fees waived/reimbursed by the Adviser	(870,043)

NET EXPENSES	231
NET INVESTMENT LOSS	(161)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on:
Investments	(1)

Net change in unrealized depreciation on:
Investments	(6)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(7)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(168)

See accompanying notes to financial statements.

Arca U.S. Treasury Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period* Ended
	December 31,	December 31,
	2021	2020
FROM OPERATIONS
Net investment loss	$(161)	$(375)
Net realized loss from investments	(1)	—
Net change in unrealized appreciation/(depreciation) on investments	(6)	6
Net decrease in net assets resulting from operations	(168)	(369)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:	21,000	123,631
Payments for shares redeemed:	(27,951)	—
Net increase/(decrease) in net assets from shares of beneficial interest	(6,951)	123,631

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(7,119)	123,262

NET ASSETS
Beginning of period	123,262	—
End of period	$116,143	$123,262

SHARE ACTIVITY
Shares sold	21,000	123,631
Shares redeemed	(28,001)	—
Net increase/(decrease) in shares of beneficial interest outstanding	(7,001)	123,631

*	Arca U.S. Treasury Fund commenced operations on July 6, 2020.

See accompanying notes to financial statements.

Arca U.S. Treasury Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Year Ended		Period* Ended
	December 31,		December 31,
	2021		2020
Net asset value, beginning of period	$1.00		$1.00
Activity from investment operations:
Net investment loss (1)	(0.00	) (2)	(0.00	) (2)
Net realized and unrealized gain/(loss) on investments	(0.00	) (2)	0.00	(2)
Total from investment operations	(0.01)		0.00
Net asset value, end of period	$0.99		$1.00
Total return (3)	0.00%		0.00	% (9)
Net assets, end of period (000’s)	$116		$123
Ratio of gross expenses to average net assets (4,7)	717.53%		1404.93	% (5)
Ratio of net expenses to average net assets (4,8)	0.19	% (10)	0.75	% (5)
Ratio of net investment loss to average net assets (4)	(0.13)%		(0.64)	% (5)
Portfolio Turnover Rate	0%		0	% (6)

*	The Arca U.S.Treasury Fund commenced operations on July 6, 2020.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(2)	Less than $0.005.

(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized. Total returns would be lower absent fee waivers.

(4)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(5)	Annualized.

(6)	Not Annualized.

(7)	Represents the ratio of expenses to average net assets absent of fee waivers and/or expense reimbursements by the Advisor.

(8)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Advisor.

(9)	Represents total return based on net asset values per share from commencement of investment operations on July 6, 2020 through December 31, 2020.

(10)	Includes voluntary waiver from the Advisor. Without this additional voluntary waiver, the net expense ratio would have been 0.75% for the year ended December 31, 2021.

See accompanying notes to financial statements.

Arca U.S. Treasury Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2021

1.	ORGANIZATION

Arca U.S. Treasury Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund engages in a continuous offering of shares. The Fund operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act and, pursuant to an Exemptive Order issued by the Securities and Exchange Commission on October 20, 2020, offers monthly repurchases of shares at net asset value. The Fund’s investment adviser is Arca Capital Management, LLC. (the “Adviser”). The Fund commenced operations on July 6, 2020.

The investment objective of the Fund is to seek maximum total return consistent with preservation of capital.

The Fund’s shares (“ArCoins” or “shares”) are available for purchase and can be transferred in peer-to-peer transactions on Ethereum, an open, public, distributed ledger that is secured using cryptography (referred to as a “blockchain”). Ethereum records transactions between two parties in a verifiable and permanent way, referred to as “immutability.” There are no share certificates and, because the shares can be transferred in peer-to-peer transactions using Ethereum’s blockchain technology, the shares are characterized herein as “digital securities.” Please refer to the Fund’s registration statement for additional information, including the costs and risks of effecting transactions on Ethereum and other risks associated with investing in the Fund (see “Peer-to-Peer Transactions,” “About the Digital Securities” and “Risks of Digital Securities”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles in the United States of America (“U.S. GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities, including U.S. government obligation (other than short-term obligations) are valued each day by an independent pricing service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost which approximates fair value.

Valuation of Underlying Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Arca U.S. Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

When determining the fair value of an asset, the Adviser will seek to determine the price that it might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value determinations are based upon all available factors that the Adviser and the Board deem relevant. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2021 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Security	$—	$115,986	$—	$115,986
Money Market Fund	104,603	—	—	104,603
Total	$104,603	$115,986	$—	$220,589

*	Refer to the Portfolio of Investments for classification.

The Fund did not hold any Level 3 securities during the year ended December 31, 2021.

Security Transactions and Investment Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Arca U.S. Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly. Distributions from net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits related to uncertain tax positions should be recorded for open tax years ended December 31, 2020, or is expected to be taken in the Fund’s December 31, 2021 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended December 31, 2021, the aggregate purchases and sales of investments (excluding U.S. Government securities and short-term investments) were $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTION WITH RELATED PARTIES

As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at an annual rate of 0.05% of its average daily net assets. For the year ended December 31, 2021, the Fund incurred $61 of advisory fees.

The Advisor also serves as the Fund’s blockchain administrator and developer pursuant to a Blockchain Administration and Development Agreement (the “Blockchain Administration Agreement”). Under the terms of the Blockchain Administration Agreement, the Adviser is responsible for providing, or arranging for the provision of, development and administrative services necessary for the issuance of the Fund’s shares as digital securities and the on-going maintenance and administration of such digital securities. This includes, for example, coding ArCoins’ “smart contracts,” which are self-executing computer programs written to the blockchain, and maintaining and updating such code as necessary. For its services, the Adviser is paid a fee calculated at the annual rate of 0.20% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund incurred $243 of blockchain administration fees.

Arca U.S. Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund for an initial one year period from the effective date of the agreement to ensure that Net Annual Operating Expenses (including offering expenses, but excluding any transaction fees payable by the Fund to Ethereum, taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 0.75% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Adviser waived fees and reimbursed expense in the amount of $870,043. The Agreement will allow the Adviser to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratios fall below the above indicated expense limitation. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. Cumulative waivers and expense reimbursements subject to the aforementioned reimbursements will expire December 31 of the following years:

2023	$827,308
2024	$869,364

During the year ended December 31, 2021, the Adviser voluntarily reimbursed the Fund for operating expenses in the amount of $679. This reimbursement is not available for recapture by the advisor.

Effective February 24, 2021, the distributor of the Fund is UMB Distribution Services, LLC (the “Distributor”). Prior to February 24, 2021, the distributor of the fund was Ceros Financial Services, Inc.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation at December 31, 2021, were as follows:

Cost for Federal Tax purposes	$220,589
Unrealized Appreciation	$—
Unrealized Depreciation	—
Tax Net Unrealized Depreciation	$—

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

There were no distributions paid during the fiscal years ended December 31, 2021 and December 31, 2020.

As of December 31, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficit)
$—	$—	$—	$(1)	$—	$—	$(1)

Permanent book and tax differences, primarily attributable to net operating losses resulted in reclassifications for the Fund for the fiscal year ended December 31, 2021, as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(161)	$161

Arca U.S. Treasury Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2021

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of control of the Fund, under Section 2(a) 9 of the 1940 Act. As of December 31, 2021, the Adviser held approximately 85.7% of the voting securities of the Fund.

8.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a monthly basis the option of redeeming shares, at net asset value, up to 5% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s monthly repurchases.

During the year ended December 31, 2021, the Fund completed eleven monthly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

				Net Asset		Percentage of
				Value as of		Outstanding
	Commencement	Repurchase Request	Repurchase Pricing	Repurchase	Amount	Shares
	Date	Deadline	Date	Offer Date	Repurchased	Repurchased
Repurchase Offer #1	February 1, 2021	February 12, 2021	February 12, 2021	$1.00	$4,200	3.52%
Repurchase Offer #2	March 1, 2021	March 12, 2021	March 12, 2021	$1.00	$1,300	1.08%
Repurchase Offer #3	April 1, 2021	April 15, 2021	April 15, 2021	$0.99	$—	0.00%
Repurchase Offer #4	May 3, 2021	May 14, 2021	May 14, 2021	$0.99	$4,950	4.30%
Repurchase Offer #5	June 1, 2021	June 14, 2021	June 14, 2021	$1.00	$500	0.43%
Repurchase Offer #6	July 1, 2021	July 15, 2021	July 15, 2021	$1.00	$—	0.00%
Repurchase Offer #7	August 2, 2021	August 13, 2021	August 13, 2021	$1.00	$—	0.00%
Repurchase Offer #8	September 1, 2021	September 15, 2021	September 15, 2021	$1.00	$1,001	0.76%
Repurchase Offer #9	October 1, 2021	October 14, 2021	October 14, 2021	$1.00	$9,284	7.53%
Repurchase Offer #10	November 1, 2021	November 12, 2021	November 12, 2021	$1.00	$—	0.00%
Repurchase Offer #11	December 1, 2021	December 14, 2021	December 14, 2021	$1.00	$6,716	5.76%

9.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

As of December 31, 2021, the Fund invested a portion of its assets in Fidelity Treasury Portfolio (the “Fidelity Fund”). The Fidelity Fund is registered under the 1940 Act as an open-end management investment company. The Fund may redeem its investment from the Fidelity Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the Fidelity Fund. The financial statements of the Fidelity Fund, including the schedule of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2021, the percentage of the Fund’s net assets invested in the Fidelity Fund was 90.0%.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Arca U.S. Treasury Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Arca U.S. Treasury Fund (the Fund), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from July 6, 2020 (commencement of operations) to December 31, 2020, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for the year then ended and for the period from July 6, 2020 (commencement of operations) to December 31, 2020. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in net assets and the financial highlights for the year then ended and for the period from July 6, 2020 (commencement of operations) to December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Arca Capital Management, LLC advised investment companies since 2019.

Denver, Colorado

March 1, 2022

Arca U.S. Treasury Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2021

Trustees and Officers

Unless otherwise indicated in the table below, the address of each Trustee and officer of the Fund is c/o Arca Capital Management, LLC, 4151 Redwood Ave., Suite 206 Los Angeles, CA 90066. Additional information about the Trustees and officers of the Fund is provided in the table below.

Independent Trustees

Name, Address and Age	Position(s) with the Fund/Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships/ Trusteeships Held During the Past Five Years
Bruce H. Park, 45	Trustee since 2019	VP Treasury, Molina Healthcare (2018 - Present); Sr. Finance Consultant (Head of Treasury) Health Net Inc. (2002- 2017)	1	N/A
Daniel A. Strachman, 50	Trustee since 2019	Managing Director, A&C Advisors LLC (corporate governance consulting for the investment management industry) (Sept. 2001 – Present); Co-Founder/Moderator, Operations for Alternatives (an online community focused on the convergence of the hedge fund, mutual fund and private equity fund industries) (July 2013 – Present); Co- Founder/Moderator, HEDGEAnswers, LLC (educational conference calls regarding alternative investments) (Jan 2007- Present); Managing Director – Head of Business Development, Apex Funds Services, Inc. (Dec. 2016 – Feb. 2018)	1	Takumi Capital Management, LP (Sept. 2014 - Present); DCIG Capital Fund, Ltd (March 2018 - Present); Glide Fund Spc Ltd and Glide Master Fund SPC Ltd (Feb. 2019 - Present); Investment Management Due Diligence Association (Dec. 2015 – Present); Trustee and Audit Committee Chair, Chapel Hill-Chauncy Hall School (2009-Present)
Jeffrey J. Gary, 58	Trustee since 2019	Retired. Senior Portfolio Manager, Avenue Capital (investment management firm) (Jan. 2012 – July 2018)	1	Trustee, Audit Committee Member and Valuation Committee Chair, Axonic Alternative Income Fund (Nov. 2018 – 2020); Director and Audit Committee Chair, National Holdings Corporation (Feb. 2019 – March 2020). Board of Directors and Audit Committee Chair Moneylion (September 2021 – Present); Board of Directors and CFO Fusion Acquisition Corp (June 2020 – September 2021); Board of Directors and CFO Fusion Acquisition Corp II (February 2021 – January 2022); Insight Acquisition Corp Board of Directors, CEO and CFO (September 2021 – Present).

Interested Trustees

Name, Address and Age	Position(s) with the Fund/Term of Office	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships/ Trusteeships Held During the Past Five Years
Philip Liu, 48	Trustee, Chairman of the Board since 2019	Co-Founder and Chief Legal Officer, Praesidium Partners, Inc. (parent holding company), Arca Investment Management, Inc. (investment adviser) and Arca Capital Management (May 2018 – present); Counsel, Manatt, Phelps & Phillips, LLP (Feb. 2017 to April 2018); General Counsel, Equinox Funds (Oct. 2009 to Sept. 2016)	1	N/A

Arca U.S. Treasury Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2021

Officers

Name, Address and Age	Position(s) with the Fund/Term of Office	Principal Occupation(s) During the Past Five Years
Jeffrey M. Dorman, 41	Portfolio Manager and Chief Investment Officer since December 2019	Co-Founder and Chief Investment Officer, Praesidium Partners, Inc. (parent holding company), Arca Investment Management, LLC. (investment adviser) and Arca Capital Management LLC (May 2018 - present); Vice President of Business Development and Chief Operating Officer of Harvest Exchange Corp. (Nov. 2013 to April 2018)
Philip Liu, 48	Chief Executive Officer since December 2019	Chief Legal Officer, Arca Capital Management LLC (Nov. 2019 – present); Co-Founder and Chief Legal Officer, Praesidium Partners, Inc. (parent holding company) and Arca Investment Management, Inc. (investment adviser) (May 2018 – present); Counsel, Manatt, Phelps & Phillips, LLP (Feb. 2017 to April 2018); General Counsel, Equinox Funds (Oct. 2009 to Oct. 2016)
Vance Jeffrey Sanders, 53	Chief Financial Officer since February 2021	President, CFO 5280, LLC (June 2018 – Present); President, Oswego Holdings, LLC & Advanced Cleaners, Inc. (Sept. 2013 – Present); Chief Financial Officer & Chief Technology Officer, Equinox Financial Group, LLC (Oct. 2007 – Nov. 2016); Principal Financial Executive, Equinox Funds Trust (Dec. 2010 – Nov. 2016)
Douglas N. Tyre, 41	Chief Compliance Officer since December 2019	Compliance Director, Cipperman Compliance Services, LLC (“Cipperman”) (July 2019 – Present); Assistant Compliance Director, Cipperman (Jan. 2018 – June 2019); Manager, Cipperman (April 2014 – Dec. 2017)
J. Rayne Steinberg, 43	Principal Financial Officer since December 2019	Chief Executive Officer, Arca Capital Management (Nov. 2019 – present); Co-Founder and Chief Executive Officer, Praesidium Partners, Inc. (parent holding company) and Arca Investment Management, Inc. (investment adviser) (May 2018 – present); Independent Consultant (May 2017 – May 2018); Chief Financial Officer, Plan B LLC (industrial materials company) (Nov. 2016 – May 2017); Chief Financial Officer, Fremont College (Nov. 2015 – July 2016); Financial Analyst, Ramius LLC (Jan. 2012 – April 2015); Co-Founder and E-Commerce Manager, Wisdom Tree Asset Management (2002 – 2011)
Richard Malinowski, 38	Secretary since December 2019	Senior Vice President and Senior Managing Counsel, Legal Administration, Ultimus Fund Solutions (fund administration firm) (August 2019 – present); Senior Vice President of Legal Administration (February 2017 – August 2019), Vice President and Counsel (April 2016 – February 2017) and Assistant Vice President of Legal Administration (September 2012 to March 2016), Gemini Fund Services (fund administration firm)

*	The term “Fund Complex” refers to the Arca U.S. Treasury Fund.

The Fund’s Statement of Additional Information includes additional information about certain of the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-445-3148 or by visiting arcalabs.com.

PRIVACY NOTICE

FACTS	WHAT DOES ARCA U.S. TREASURY FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

	●	Social Security number	●	Purchase History

	●	Assets	●	Account Balances

	●	Retirement Assets	●	Account Transactions

	●	Transaction History	●	Wire Transfer Instructions

	●	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Does Arca U.S.
	Treasury Fund	Can you limit
Reasons we can share your personal information	share?	this sharing?

For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureau	Yes	No

For our marketing purposes – to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions? Call 1-800-445-3148

Who we are

Who is providing this notice?	Arca U.S. Treasury Fund

What we do

How does Arca U.S. Treasury Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arca U.S. Treasury Fund collect my personal information?

We collect your personal information, for example, when you

●     Open an account

●     Provide account information

●     Give us your contact information

●     Make deposits or withdrawals from your account

●     Make a wire transfer

●     Tell us where to send the money

●     Tells us who receives the money

●     Show your government-issued ID

●     Show your driver’s license

We also collect your personal information from other companies.

Federal law gives you the right to limit only:

●     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     Affiliates from using your information to market to you

●     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Arca U.S. Treasury Fund does not share with our Affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial Companies ● Arca U.S. Treasury Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Arca U.S. Treasury Fund does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-445-3148 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to Form N-PORT. Form N-PORT are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-800-445-3148.

INVESTMENT ADVISER
Arca Capital Management, LLC
4151 Redwood Ave., Suite 206
Los Angeles, CA 90066

ADMINISTRATOR
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

ARCA-AR-21

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)	No disclosures are required by this Item 2(b).
(c)	During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.
(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(e)	Not Applicable.
(f)	A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available on its Internet website at: https://arcoin.arcalabs.com/documents/arca-us-treasury-fund-code-of-ethics

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that Jeffrey J. Gary is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Gary is independent for purposes of this item.

(a)(2) Not applicable.

(a)(3) Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2021       $28,500

2020*       $42,750

* $15,750 of 2020 Audit Fees are related to the Fund’s seed audit.

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2021       $4,000

2020       $4,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the last two fiscal years.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for each of the last two fiscal years ended are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ARCA U.S. TREASURY FUND

PROXY VOTING POLICY AND PROCEDURES

Adopted as of December 11, 2019

Arca U.S. Treasury Fund (the “Fund”) has delegated its proxy voting responsibility to its investment adviser, Arca Capital Management, LLC (the “Adviser” or the “Firm”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Fund’s Independent Trustees, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “Covered Persons” refers to employees and officers of the Adviser, “Clients” refers to the Adviser’s clients, including the Fund, “President” refers to the Adviser’s President, and “CCO” refers to the Adviser’s chief compliance officer.

A.	Policy

Pursuant to the advisory agreement executed between the Adviser and the Fund, the Adviser retains the responsibility to vote proxies on behalf of the Fund. Since the Adviser intends to invest primarily in securities that do not issue proxies (i.e. US Treasury obligations), the Adviser does not anticipate that it will ever vote proxies as a result of the Fund’s investment strategy. The Adviser however, has adopted the following proxy voting procedures below that would govern its proxy voting activities were it ever in position to vote a proxy for a client asset.

B.	Responsibility

The President is responsible for the implementation and monitoring of the Adviser’s Proxy Voting Policies and Procedures, including associated practices, disclosures and recordkeeping. The President may delegate responsibility for the performance of these activities (provided that he or she maintains records evidencing individuals to whom authority has been delegated) but oversight and ultimate responsibility remain with the President.

C.	Procedures

The Adviser has adopted various procedures to implement the firm’s Proxy Voting policy and reviews to monitor and ensure that the Firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are as follows:

Proxy Voting Guidelines

The guiding principle by which the Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of the Fund’s holdings. The Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures.

It is the general policy of the Firm to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, the Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in its judgement, the costs associated with voting such Proxy outweigh the benefits to Clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our Clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Adviser’s contractual obligations to its Clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Adviser believes appropriate).

As the Adviser provides investment advisory services to registered investment companies, it will vote any proxies for the Fund clients in accordance with any applicable investment restrictions of each Fund client, if applicable.

Conflicts of Interest in Connection with Proxy Voting

The President has responsibility to monitor proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all Covered Persons are expected to perform their tasks relating to the voting of Proxies in a manner that is aligned with the economic interests of the Firm’s Clients. If at any time any Covered Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any Client, he or she should contact the Adviser’s President and/or CCO. If any Covered Person is pressured or lobbied either from within or outside of the Firm with respect to any particular voting decision, he or she should contact the Adviser’s CCO. The CCO will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Clients.

Record Keeping & Regulatory Reporting

For all proxies voted, the Adviser will retain all records related the manner in which it voted proxies for securities held by its Fund clients. The President will be responsible for maintaining all records related to the Firm’s proxy voting.

Form N-PX: On an annual basis, following the end of the 12-month period ending June 30, the Adviser will furnish to the administrator of its Fund clients a full record detailing all how the Firm voted all proxies for the prior 12-month period.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. Messrs. Kelly, Picard and Miller have served as portfolio managers since the Fund’s inception. Mr. Hoffman has served as a portfolio manager since July 2020.

Jeffrey M. Dorman has managed the Fund since inception in July, 2020. Mr. Dorman has over 17 years’ experience in trading and asset management. From November 2013 to April 2018, Mr. Dorman was, successively, Vice President of Business Development and Chief Operating Officer of Harvest Exchange Corp. (“Harvest”), an online investment portal and financial technology company focusing on research for institutional investors, in New York and Los Angeles. Prior to Harvest, Mr. Dorman was a trader at Global Credit Advisers, LLC, a New York City registered investment adviser and management firm, where he managed the then-newly launched Event Driven strategy and managed outside capital by investing in highly-volatile, thinly-traded securities with a strict discipline approach around position sizing and liquidity. Mr. Dorman was also Head Trader at Brencourt Advisors (“Brencourt”), a multi-strategy registered investment adviser, where he co-managed a more than $200 million credit opportunity hedge fund focused on trading illiquid debt and equity securities. Mr. Dorman also created a proprietary risk management system while at Brencourt that helped the fund determine appropriate sizing and rebalancing for each portfolio position using both quantitative factors (such as position liquidity and number of market makers), and qualitative factors (such as upside potential, downside risk and timing of an event) to create an optimal-sized position. While at Brencourt, Mr. Dorman was a member of the firm’s investment committee. Mr. Dorman’s experience also includes being senior trader with responsibility for trading of over $100 million in proprietary capital for both Merrill Lynch from March 2006 to September 2008 and Citadel Securities from September 2009 to December 2010 dealing in U.S. and international corporate bonds. Mr. Dorman is a Chartered Financial Analyst and graduated from Washington University in St. Louis with a bachelor's degree in Economics and Finance, and a minor in Biology.

(a)(2) The portfolio manager primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2020: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

Other Accounts By Type	Total Number of Accounts	Total Assets By Account Type (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies
Other Pooled Investment Vehicles	5	$750	5	$750
Other Accounts

(a)(3) Compensation of Portfolio Managers

The Fund’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of the Fund and other accounts managed by a portfolio manager measured against an identified peer group.

The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, a portfolio manager will receive base compensation based on his or her seniority and/or position with the Fund, which may include the amount of assets supervised and other management roles within the Fund.

Discretionary compensation. In addition to base compensation, the portfolio manager may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans.

manager as of December 31, 2020.

Portfolio Managers	Dollar Range of Shares Owned
Jeffrey Dorman	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.
(b)	Not applicable.

ITEM 13. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By Philip Liu Principal Executive Officer
Date: 3/7/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Philip Liu Principal Executive Officer
Date: 3/7/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Vance Sanders Principal Financial Officer
Date: 3/7/2022